STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Abbott Laboratories Stock Retirement Plan
Assets
Cash		$ 1,011
Investments, at fair value	$ 17,659,748	15,576,603
Employer contributions receivable	78,705	43,461
Notes receivable from participants	107,491	100,167
Accrued interest and dividend income	412	4,000
Due from brokers	642,109	30,426
Total assets	18,488,465	15,755,668
Liabilities
Investments sold short, at fair value	327,342	19,750
Cash overdraft	19,800
Accrued investment expenses	203	208
Due to brokers	300,104	10,441
Total liabilities	647,449	30,399
NET ASSETS AVAILABLE FOR BENEFITS	17,841,016	15,725,269
Abbott Laboratories Stock Retirement Plan (Puerto Rico)
Assets
Cash	30	27
Investments, at fair value	264,892	237,222
Notes receivable from participants	6,124	5,803
Accrued interest and dividend income	40	225
Due from brokers	6	22
Liabilities
NET ASSETS AVAILABLE FOR BENEFITS	$ 271,092	$ 243,299